UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 8, 2026

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

First Amendment to Draw Down Note Purchase Agreement and Holdco Guaranty Agreement

On January 8, 2026, Sky Harbour Capital II LLC (“SH Capital II”), a wholly-owned subsidiary of Sky Harbour Group Corporation (the “Company”), entered into an amendment (the “Amendment”) to its Draw Down Note Purchase And Continuing Covenant Agreement (the “Credit Agreement”), among SH Capital II, the other borrowers party thereto (the “Borrowers”), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent, sole bookrunner and sole lead arranger (“JPMorgan” or “Administrative Agent”). The Amendment amends the Credit Agreement to provide for, among other things, conditions under which surplus funds, as defined in the Amendment (the “Credit Agreement Surplus Funds”), may be released to the Borrowers. Also on January 8, 2026, subsidiaries of the Company that own hangar campuses at Camarillo Airport and Bradley International Airport were added to the borrowing base of the Credit Agreement. Subsequently, on January 8, 2026, SH Capital II drew funds of approximately $13 million under the Credit Agreement in order to reimburse the Company for prior advances associated with capital expenditures at Bradley International Airport and certain other general corporate purposes. Following this draw, there is approximately $187 million in capacity under the Credit Agreement for future borrowings.

In addition, Sky Harbour Holdings III LLC (“SKYH III”), a wholly-owned subsidiary of the Company and a guarantor of the Credit Agreement, amended its related guaranty (the “Sky III Guaranty”, and such amendment, the “Sky III Guaranty Amendment”) to provide for, among other things, conditions under which surplus funds arising from amounts received by Sky Harbour LLC from excess revenues released from the Master Trust Indenture (Security Agreement), dated as of August 1, 2021, among Sky Harbour Capital LLC, and subsidiary entities thereof (“Obligated Group I”), and The Bank of New York Mellon, as master trustee, as amended from time to time and as joined from time to time by additional members as permitted therein (the “Master Indenture”).

Provided certain conditions within the Amendment are met, the Amendment permits the Borrowers to distribute or otherwise transfer such Credit Agreement Surplus Funds to (i) Sky Harbour LLC (the “Parent Guarantor”) for the payment of general and administrative expenses of the Parent Guarantor, (ii) the payment of current interest or principal on indebtedness of the Parent Guarantor or indebtedness guaranteed by the Parent Guarantor, (iii) to deposit or transfer such funds into a separate account of an affiliate of the Parent Guarantor as security for the payment of principal of or interest on other indebtedness, or (iv) as a capital contribution of a Borrower for the approved construction and operation of hangar project facilities at various airports (the “Portfolio II Projects”, and such restriction on distributions and transfers the “Permissible Uses”). The Amendment permits the release of the Credit Agreement Surplus Funds beginning on the later of January 1, 2027 or a trigger date based on substantial completion of certain Portfolio II Projects, and requires the Borrowers to maintain (i) a historical debt service coverage ratio, and a (ii) projected debt service coverage ratio, in each case determined on the last day of each fiscal quarter of the Borrowers, at a ratio of not less than 2.00 to 1.00.

The Sky III Guaranty Amendment permits the release of excess revenues released from the Master Trust on or after the later of (i) January 1, 2027 and (ii) three (3) months after the Capitalized Interest End Date provided that (a) there are funds in excess of $800,000 on deposit in the accounts for such excess revenues on release date, and (b) to the extent there is a deficiency in any of the accounts under, there are sufficient funds on deposit (in addition to the minimum amount of funds held pursuant to cover such  deficiency) and such funds are applied to remedy each such deficiency. The release of excess revenues is also subject to Permissible Uses.

The above release conditions are also subject to the customary condition that there not be any default under the Credit Agreement.

The descriptions of the Amendment and the Sky III Guaranty Amendment are qualified in their entirety by reference to exhibits 10.1 and 99.2 to this Current Report on Form 8-K, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On January 12, 2026, the Company issued a press release (the “Press Release”) which announced its filing of a preliminary limited offering memorandum relating to an offering of $100 million 5-year tax-exempt bonds by Sky Harbour Capital III, a wholly-owned subsidiary of the Company, with the Municipal Securities Rulemaking Board and other business updates, including updated hangar occupancy statistics for the Company's hangar campuses in operation. A copy of the Press Release is furnished hereto as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The furnishing of the Press Release is not an admission as to the materiality of any information therein. The information contained in the Press Release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information contained in this Item 7.01, including Exhibit 99.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and the Press Release shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	First Amendment to Draw Down Note Purchase and Continuing Covenant Agreement, dated January 8, 2026, by and among Sky Harbour Capital II LLC, the other borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, sole bookrunner and sole lead arranger.
99.1	Guaranty, dated September 4, 2025, by and among Sky Harbour Holdings III LLC, and JP Morgan Chase Bank, N.A., as administrative agent.
99.2	First Amendment to Guaranty, dated January 8, 2026, by and among Sky Harbour Holdings III LLC, and JPMorgan Chase Bank, N.A., as administrative agent.
99.3	Press Release dated January 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2026

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer